Morgan Stanley	Morgan Stanley India Investment Fund, Inc.
India Investment Fund, Inc.	Symbol: IIF CUSIP: 61745C105
September 30, 2005

Third Quarter Review

Performance analysis

For the nine months ended September 30, 2005, the Morgan Stanley India Investment Fund, Inc. (the “Fund”) had a total return, based on net asset value per share, of 33.02%, net of fees, compared to 25.94% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the “Index”). On September 30, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $43.06, representing a 12.0% premium to the Fund’s net asset value per share.

Strategy

•             Year to date, the Morgan Stanley Capital International (MSCI) India Index (in U.S. dollars) is up 25.4%, versus the MSCI Emerging Markets Index, which is up 22.0%.

•             Foreign institutional investor net inflows in the first three quarters of 2005 stood at $8.6 billion, of which $3.9 billion came in the third quarter alone.

•             Compared to the Index, the Fund had its largest overweight in industrials, predominantly in engineering and construction companies that are geared to benefit from capital spending by the government, as well as the corporate sector. Rewarding stock selection in the industrials sector contributed positively to performance overall.

Outlook

Our long investing experience in emerging markets such as India suggests that historically there has been no need for compromising on quality to generate meaningful returns. There will be spells when lower quality stocks outperform, but investing in companies with higher management quality can be a sustainable model for effective stock selection. We continue to adopt a low turnover strategy, sticking largely with select companies that we think will generate relatively high return on equity over long periods of time. In fast-growing emerging markets, we believe the key is to identify those companies that will more than capture the economy’s high growth rates; historical evidence suggests only a few companies make that cut.

Investment Performance (%)*

Average annual total return (periods ending September 30, 2005)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-221-6726. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Portfolio Profile

Objective

Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in India.

Philosophy

Seeks sectors/themes that are an attractive combination of dynamics, valuation and sentiment. Dynamics is an assessment of factors (fiscal policy, monetary policy, political developments, GDP, inflation and industry) that would impact earnings, interest rates and risk premiums. Valuation is gauged using price to book, price to earnings, enterprise value to operating earnings, and enterprise value to sales.

Process

Follows an investment process of analyzing a company/industry that strikes a balance between strict business analysis and treating the company as a financial/thematic entity.

Equity Characteristics†

	Portfolio	Benchmark
Beta	0.84	1.00
Fiscal YTD Turnover	28%

Top Ten Industries (%)
Electrical Equipment	12.6
Commercial Banks	11.2
Other	7.8
IT Services	7.4
Construction & Engineering	6.2
Pharmaceuticals	5.4
Automobiles	5.0
Construction Materials	4.8
Industrial Conglomerates	4.4
Household Products	4.1

Top Five Equity Sectors (%)
Industrials	27.2	7.2
Financials	16.0	14.0
Consumer Discretionary	11.8	6.8
Materials	8.6	8.8
Information Technology	8.2	15.8

Top Holdings (%)
Bharat Heavy Electricals	8.5
ITC Ltd	4.4
Siemens India Ltd	4.4
ABB Ltd India	4.1
Hindustan Lever Ltd.	4.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

Definitions

Beta A measure of risk commonly used to compare the volatility of a stock or mutual fund to the overall market. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile. Beta refers to performance beta rather than average security beta.

Fiscal YTD turnover Fiscal year-to-date turnover measures the percentage of securities within the portfolio that have changed since the beginning of the portfolio’s fiscal year.

See reverse for important information

Please consider the Fund’s investment objectives, risks, charges and expenses of the portfolio carefully before investing. The prospectus contains this and other information about the Fund. To obtain a prospectus, download one at www.morganstanley.com/im or call 1-800-221-6726. Please read the prospectus carefully before you invest or send money.

Risk Considerations

There is no assurance that a closed-end fund will achieve its investment objective. The Funds is subject to market risk, which is the possibility that the market value of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: Equity. In general, equity security values also fluctuate in response to activities specific to a company. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic and market risks. The risks of investing in emerging-market countries, such as India, are greater than the risks generally associated with foreign investments. Nondiversified funds. Nondiversified funds often invest in a more limited number of issuers. As such, changes in the financial condition or market value of a single issuer may cause greater volatility.

Other Considerations

*            The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index of 100 Indian companies expressed in U.S. dollar terms.

*            Morgan Stanley India Investment Fund returns assume the reinvestment of all dividends and income. Returns reflect past performance and are compared to an unmanaged market index. Returns for less than one year are cumulative (unannualized).

*            Morgan Stanley India Investment Fund, Inc is advised by Morgan Stanley Investment Management, Inc.

†              Fiscal YTD turnover represents turnover from the beginning of the fund’s fiscal year, 1/1/2005.

Date of first use: November 2005

Morgan Stanley is a full-service securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For additional information, please call 1-800-221-6726.

Morgan Stanley Investment Management

1221 Avenue of the Americas New York, New York 10020	IS05-01012P-T09/05

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